PETER D. LOWENSTEIN
ATTORNEY AT LAW
496 VALLEY ROAD
COS COB, CONNECTICUT  06807
203 869-3059

June 18, 2009

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:
The Value Line Fund, Inc. File #2-10827; 811-02265
Value Line Centurion Fund, Inc. File #2-86337; 811-03835

Dear Sir/Madam:

On behalf of each of the above-named Registrants, and in accordance with Rule 497(e) of the Securities Act of 1933, as amended, transmitted herewith are Supplements dated June 18, 2009 to the Prospectus and Statement of Additional Information of each Registrant.

Should you have any questions regarding this filing, please do not hesitate to contact the undersigned at (212)907-1850.

Sincerely yours,

/s/ Peter D. Lowenstein
Peter D. Lowenstein

Supplement dated June 18, 2009 to:	Value Line Centurion Fund, Inc.
Prospectus dated May 1, 2009
Value Line Fund, Inc.
Prospectus dated May 1, 2009

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

Investment Strategy Change

Effective June 18, 2009, the Adviser revised the investment strategy that it uses to manage the Fund’s portfolio by allowing the Fund to invest in common stocks of all companies that are ranked 1, 2 or 3 by the Value Line Timeliness ™ Ranking System as compared to investing in the 100 stocks ranked 1 and the top 100 stocks ranked 2.

The paragraph under the caption “What are the Fund’s main investment strategies?” in the prospectus is deleted in its entirety and replaced with the following:

To achieve the Fund’s investment objectives, the Adviser invests substantially all of the Fund’s net assets in common stocks.  In selecting securities for purchase or sale, the Adviser relies on the Value Line Timeliness ™ Ranking System (the “Ranking System”), which compares an estimate of the probable market performance of each stock during the next six to twelve months to that of all of the approximately 1,700 stocks under review and ranks stocks on a scale of 1 (highest) to 5 (lowest).  All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets.  The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase.  Subject to the diversification requirements of the Investment Company Act of 1940 (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock.  The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.  Because the Adviser relies on the Ranking System in managing the Fund’s portfolio, the Fund is not limited to investments according to a company’s size.

The fourth paragraph under the caption “Principal investment strategies” in the prospectus is deleted in its entirety and replaced with the following:

The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance over the next six to twelve months.  All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets.  The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase.  Subject to the diversification requirements of the Investment Company Act of 1940 (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock.  The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.  Because the Adviser relies on the Ranking System in managing the Fund’s portfolio, the Fund is not limited to investments according to a company’s size.

Name Change of Value Line Securities, Inc.

On May 6, 2009, Value Line Securities, Inc., the Funds’ distributor, changed its name to EULAV Securities, Inc.  No other change was made to the distributor’s organization, including its operations and personnel.

All references in the Funds’ prospectuses describing “Value Line Securities, Inc.” as the Funds’ distributor are hereby changed to “EULAV Securities, Inc.”

    * * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

Supplement dated June 18, 2009 to:	Value Line Centurion Fund, Inc.
Statement of Additional Information dated May 1, 2009
Value Line Fund, Inc.
Statement of Additional Information dated May 1, 2009

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information.

On May 6, 2009, Value Line Securities, Inc., the Funds’ distributor, changed its name to EULAV Securities, Inc.  No other change was made to the distributor’s organization, including its operations and personnel.

All references in the Funds’ statements of additional information describing “Value Line Securities, Inc.” as the Funds’ distributor are hereby changed to “EULAV Securities, Inc.”

    * * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE